SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549


                                 Form 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the

                     Securities Exchange Act of 1934



                             October 15, 1999
            (Date of Report - Date of earliest event reported)



                          KERR-MCGEE CORPORATION
          (Exact name of registrant as specified in its charter)


       Delaware                  1-3939                73-0311467
       (State of            (Commission File         (IRS Employer
    Incorporation)              Number)            Identification No.)


     Kerr-McGee Center                                    73125
     Oklahoma City, Oklahoma                           (Zip Code)
(Address of principal executive offices)


                              (405) 270-1313
                     (Registrant's telephone number)

Item 5.   Other Events

          On April 23, 1999, Kerr-McGee Corporation filed a Form S-3 Registration Statement (the "Registration Statement") relating to the registration of debt securities, preferred stock, common stock and warrants. The Registration Statement was amended on May 24, 1999 and was declared effective on May 25, 1999.

          A copy of the Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of Citibank N.A. related to the Registration Statement is attached hereto as Exhibit 25 and is hereby incorporated by reference in such Registration Statement.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits

          (c)  Exhibits

          25. Form T-1 Statement of Eligibility and Qualification and the Trust Indenture Act of 1939 of Citibank, N.A.


                                SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    KERR-MCGEE CORPORATION


                                        /s/Deborah A. Kitchens
                                    ------------------------------------
                                    By:  Deborah A. Kitchens
                                         Vice President and Controller

Dated:    October 15, 1999















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